SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Rule 14a-6(e)(2))
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[ ]    Soliciting Material Pursuant to 240.14a-12

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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


                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                         2450 Atlanta Highway, Suite 904
                             Cumming, Georgia 30040


                   -------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 22, 2005
                   -------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Cornerstone Ministries Investments, Inc., a Georgia corporation (the "Company"), will be held on Wednesday, June 22, 2005 at 10:00 a.m., local time, at the Company's main office located at 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040 for the following purposes:

         1) Elect Class III Directors. To elect two Class III directors to serve three-year terms until the Company's 2008 Annual Meeting of Shareholders.

         2)       Other Business.  To transact such other or further business as
                  may   properly   come  before  the  Annual   Meeting  and  any
                  adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on May 1, 2005 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

         Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated May 20, 2005. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy form in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Company's Secretary prior to or at the time of the Annual Meeting.

                                           By Order of the Board of Directors,

                                           /s/ CECIL A. BROOKS
                                           -------------------------------------
                                           CECIL A. BROOKS
                                           President and CEO

Cumming, Georgia
May 20, 2005

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                         2450 Atlanta Highway, Suite 904
                             Cumming, Georgia 30040

                     --------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2005

                     --------------------------------------


                               General Information

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Ministries Investments, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Wednesday, June 22, 2005, at the Company's main office located at 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040 and at any and all adjournments or postponements thereof.

         This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 20, 2005. A copy of the Company's Annual Report on Form 10-KSB preceded this Proxy Statement.

         A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention: Corporate Secretary.

         The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's common stock, no par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

         The Board of Directors of the Company has fixed the close of business on May 1, 2005, as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 814,910 shares of Common Stock outstanding and held by approximately 814 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

                     Outstanding Common Stock of the Company
                          And Principal Holders Thereof

         We are not aware of any person who beneficially owns more than 5% of our outstanding Common Stock. The table below sets forth certain information regarding the Company's Common Stock owned, as of May 1, 2005, by:

     o   each director of the Company;

     o   each executive officer of the Company; and

     o   all the Company directors and executive officers as a group.

         Except as otherwise indicated, the persons named in the tables below have sole voting and investment powers with respect to all shares shown as beneficially owned by them. The information shown below is based upon information furnished by the named persons and based upon "beneficial ownership" concepts set forth in rules issued under the Securities Exchange Act of 1934. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

      Name and address of                   Number of Shares                Percentage of Total Common
       Beneficial Owner                    Beneficially Owned                Stock Beneficially Owned
       ----------------                    ------------------                ------------------------
Cecil A. Brooks                                  2,722                                  *
10206 Big Canoe
Jasper, GA 30143

John T. Ottinger                                 6,922                                  *
923 Spring Glen Place
Suwanee, GA 30024

Ted Fox                                                                                 *
10575 Big Canoe                                  6,083
Jasper, GA 30143

Irving B. Wicker                                 5,845                                  *
132 Eswick Drive
Prattville, AL 36067

Henry Darden                                     6,000                                  *
614 Beverly Dr
Brandon, FL 33510

All directors and executive officers            27,572                                  3.4%
as a group (5 Persons)

* less than one percent.



             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Due to a mix up relating to new rules mandating electronic filing of these forms, each of our directors and executive filed their initial statements of beneficial ownership late. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all other filing requirements were complied with.

                                 Proposal No. 1
                         Election of Class III Directors

         At the Annual Meeting two Class III directors will be elected each to serve for a three-year term of office.

         The Company's Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three years each, after the initial terms of one year, two years and three years, respectively. The term of Class III directors expires at the 2005 Annual Meeting. The Board of Directors has set the number of the Class III directors at two. The Board of Directors has nominated the following persons for Class III membership on the Board, and unanimously recommends a vote "FOR" the election of these persons: Cecil A. Brooks and John
T. Ottinger.

         All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the two Class III nominees listed above. In the event that any nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. Directors are elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting at which a quorum is present.

         The Board of Directors unanimously recommends a vote "FOR" the election of the two nominees listed above.

Board of Directors

         The table and text below set forth certain information about each current director and each nominee for Class III director of the Company, including such individual's age, position with the Company, and principal employment for the past five years.

Name                              Age            Responsibility
----                              ---            --------------

Cecil A Brooks                    73             Director, Chairman of the
                                                 Board, President, CEO

John T. Ottinger                  50             Director, Vice President, COO,
                                                 Secretary and Treasurer

Ted Fox                           73             Director

Henry Darden                      71             Director, Member of the
                                                 Loan and Audit Committees

Jack Wehmiller                    57             Director

Richard McLaughlin                72             Director

Irving B. Wicker                  79             Director, Member of the
                                                 Audit Committee

         Cecil A. Brooks has served in these capacities since the Company was founded. He graduated from Mercer University in 1952. After a varied career in sales and management, including real estate sales and development, he graduated from Reformed Seminary in 1975. He served as pastor of Trinity Presbyterian Church in Miami, Florida and on the staff of Mission to North America of the Presbyterian Church of America from 1983 to 1994. He formed the Investors Fund for Building and Development (the predecessor to Presbyterian Investors Fund, Inc.) in 1985 and served as President from its inception to its merger with the Company. Mr. Brooks has served on the boards of a number of non-profit organizations concerned with foreign missions and housing for the elderly. Mr. Brooks has over 17 years experience in all areas of the church mortgage lending and development business. Mr. Brooks has also worked closely with church bond underwriters and broker-dealers in the church lending market. He has been a director since 1985.

         John   T.   Ottinger,   Jr.   has   served   as  Vice   President   and
Secretary/Treasurer since the Company was founded. Mr. Ottinger is also the Company's Chief Financial Officer and became the Company's Chief Operating Officer in 2000. He graduated from the University of Delaware in 1976 and spent eight years in the lodging industry. Mr. Ottinger has served as pastor of an established church as well as organizing pastor in North Carolina. He joined the Presbyterian Investors Fund, Inc. staff in 1985. Mr. Ottinger has 17 years of extensive experience in church lending. He has been a director since 1996.

         Ted Fox has been a director since 1996, except for a period in 2003 in which he served as director of our former subsidiary, Wellstone Communities, Inc. Since 1999 he has been an independent director. Mr. Fox had a 24-year career with Law Engineering Company, retiring as Assistant Vice-President. From 1993 to 1998, Mr. Fox was employed part-time with Cole, Henderson and Drake, Inc., an advertising agency in their finance department, maintaining their financial records. Mr. Fox is a past Chairman of the Board of the National Association of Credit Managers. He received a Bachelor of Business Administration degree in Management from Georgia State University.

         Henry Darden has served as a director since 1992. He received a Bachelor of Science degree in forestry management from the University of Georgia in 1955 and an AA in real estate from the City College of Chicago in 1970. He is a Distinguished Graduate of the Industrial College of the Armed Forces. Mr. Darden retired in 1982 as a Lieutenant Colonel with the United States Air Force. Since then, he has been a self-employed financial and tax consultant.

         Jack Wehmiller has served as a director since May 2004. In January 2004, he joined the staff of Cornerstone Capital Advisors, Inc. His responsibilities include broker-dealer relations along with senior and student housing development. Mr. Wehmiller has been employed in the securities industry since 1971, with 17 years in retail brokerage and the balance in sales and marketing for a major mutual fund and variable annuity distributors. From 1998 to 2000 he was regional vice president with ING Mutual Fund Management and ING Mutual Funds. During 2001 and early 2002, he was an independent consultant and, from April 2002 through 2003, he formed and worked for Wellstone Securities LLC.

Mr. Wehmiller is an ordained deacon at the First Baptist Church of Gainesville, GA. He attended the University of South Florida and the Southwest School of Municipal Finance.

         Richard McLaughlin has been a director since 1996, except for a period in 2003 that he served as director of our former subsidiary, Wellstone
Communities, Inc. He has worked in the real estate construction and land development business since 1962. During his career, he has developed complete subdivisions and constructed approximately 600 homes. Since 1977, Mr. McLaughlin has been the president and sole owner of Church Development Services, Inc., a consultant to churches in the design, development and construction of church properties. During the last 10 years, his company has consulted with more than 300 churches.

         Irving B. Wicker has served as a director since 1990. He graduated from the University of Maryland in 1959 and received a Masters Degree from George Washington University in 1963. He retired in 1969 as a Lieutenant Colonel in the United States Air Force. Mr. Wicker was self-employed as a real estate broker and financial planner from 1969 until he retired in 2000.

         There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Code of Ethics

         The Company has adopted a code of ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics was attached as an exhibit to the Company's Form 10-KSB filed with the SEC on March 30, 2005.

Committees and Meetings of the Board of Directors

         The Company's Board of Directors held eight meetings during 2004. All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period.

         The Company's Board of Directors has only two standing committees: the Loan and Investment Committee and the Audit Committee. The Company does not have a standing nominating committee or a standing compensation committee. Given its relatively small size, the Board of Directors believes that it can adequately perform the functions of a nominating committee and a compensation committee as a whole.

         The Loan and Investment committee consists of Messrs. Brooks, Ottinger and Darden. It reviews and may approve loans and investments of up to $500,000 on behalf of the Board in accordance with the loan and investment policies as adopted and amended by the Board from time to time. Any individual loans or investments in excess of $500,000 must be approved by the entire Board.

         The Audit Committee consists of Messrs. Darden and Wicker. Although it does not have a formal charter, the Audit Committee generally oversees and reviews the internal and independent audit function of the Company and reports the Committee's findings and recommendations to the Board. The Board has determined that all members of the Audit Committee are independent directors under the applicable NASD rule. The Board of Directors has also determined that none of the members of the Audit Committee satisfies all five criteria that are necessary for a person to qualify as an audit committee financial expert under SEC rules. However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well qualified to perform the functions that are required as a member of the Audit Committee. Therefore, the Board of Directors did not feel that it was necessary to seek a new member who would qualify as an audit committee financial expert, although it may do so in the future. The Audit Committee met three times in 2004.

Audit Committee Report

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

         The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2004 with the Company's management. The committee has also discussed with Robert N. Clemons, CPA, PA, the independent auditor, the matters required to be discussed by Statement on Accounting Standards Number 61.

         The Audit Committee has received the written disclosures and the letter from Robert N. Clemons, CPA, PA required by Independence Standards board Standard No. 1 and has discussed with Robert N. Clemons, CPA, PA its independence.

         Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2004.

                                              The Audit Committee

                                              /s/ Henry Darden
                                              /s/ Irving B. Wicker

Consideration of Director Candidates

         In evaluating potential nominees, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the Company's affairs and be free of conflicts of interest. The Board of Directors will also consider the extent of the candidate's business acumen and experience and such other factors as it deems appropriate in any given circumstance. Other than these general guidelines and adherence to the Company's bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process. The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company's shareholders.

         The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company's bylaws. Any such recommendations should be sent to the attention of the Company's Secretary at the Company's main address.

Certain Relationships and Related Transactions

         The  Company  caused   Wellstone   Communities   Inc.   ("WCI")  to  be
incorporated on November 20, 2002, for the purpose of initially being a wholly-owned subsidiary and then for it to raise capital from the sale of preferred stock and to invest that capital in ways not feasible for us and in owning a bank. In December 2002, January 2003 and October 2003, the Company purchased a total of 136,250 shares of WCI common stock for $1,362,500. WCI used our investment to purchase three loans from us in 2003 for a total of $971,003, which was the principal balance on those loans at the purchase date. WCI decided not to go forward with its plans and on June 30, 2004, it was dissolved. Its assets were distributed to us and its common stock cancelled.

         During 2001, the Company formed Wellstone Financial Group, LLC ("WFG"). At formation the Company issued 500 shares of its Series A Convertible Preferred Stock (valued at $500,000) to WFG in exchange for a 100% ownership interest. WFG assisted non-profit entities to secure financing from banks, bond underwriters, and other sources for retirement, childcare, churches, and church-related facilities. It received consulting fees for completed financings. WFG had no revenues in 2003 or 2004. It was not able to retain the type of specialized employees necessary to develop its operations into a long-term profitable venture. Therefore, it was dissolved on June 30, 2004 and the preferred stock it owned was cancelled.

         On July 1, 2003, the Company entered into a management and administrative services agreement with Cornerstone Capital Advisors, Inc. ("CCA") for it to provide our administrative, management and executive services. The agreement is renewable for one-year terms and may be terminated by either party upon 60 days' written notice. The Company does not have any employees of its own and CCA is subject to the supervision of the Company's board of directors. The Company's two officers, Cecil A. Brooks and John T. Ottinger, are also officers and directors of CCA. The Company paid CCA $342,059 under this agreement in 2003 and $1,865,605 in 2004.

         In June 2004, the Company engaged Cornerstone Direct Public Offerings, LLC ("CDPO") to provide legal and administrative services for the Company's Series F SB-2 Registration Statement filing with the SEC. The service fee was $75,000. Also, in January, 2004, the Company amended our previous service agreement that we signed in 2003 relating to its Series E Form SB-2 Registration Statement and paid an additional $25,000 to CDPO for cost over-runs related to the length of time needed for the registration statement to become effective.
Two of the Company's directors' serve on the Board of Directors of CDPS's majority owner, Cornerstone Group Holdings, Inc.

         All material affiliated transactions and loans are made or entered into on terms that we believe are no less favorable to the Company than those that can be obtained from unaffiliated third parties and must be approved by a majority of the Company's independent directors who do not have an interest in the transactions and who were offered access, at the Company's expense, to the Company's lawyer or independent legal counsel. The Company does not make loans to its officers or directors.

Compensation of Executive Officers and Directors

         The following table sets forth the salaries paid or accrued for each of the last three years for Cecil A. Brooks, our President and CEO, and John T. Ottinger, our Vice President and COO. These officers received no compensation from us other than their salaries.

                           SUMMARY COMPENSATION TABLE

          Name and Title                   Year              Salary
          --------------                   ----              ------

          Cecil A. Brooks                  2004              $200,000*
              President and CEO            2003              $200,000
                                           2002              $150,000

          John T. Ottinger                 2004              $150,000*
              Vice President and COO       2003              $150,000
                                           2002              $100,000

         *Paid by CCA and included in the CCA management fee in accordance with the management and administrative services agreement.


Director Compensation

         Each of our directors receive $250 for each conference call Board and committee meeting they attend and $500 per day for each in-person meeting they attend. We also reimburse our directors for travel expenses to attend meetings. During 2004 we paid our directors aggregate fees of $15,500.

Information Regarding Our Independent Auditor

         The following captions set forth the amounts billed by Robert M. Clemons, CPA, PA for auditing services and all other services. The Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining auditor independence.

         Audit Fees. Robert M. Clemons, CPA, PA billed the Company $66,648 for 2004 and $67,724 for 2003 for professional services rendered in connection with the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports on Form 10-QSB and other services that are normally provided in connection with statutory and regulatory filings for these years.

         Tax Fees. Robert M. Clemons, CPA, PA billed the Company $3,126 for 2004 and $4,500 for 2003 for professional services rendered for tax compliance, tax advice, and tax planning.

         All Other Fees. Robert M. Clemons, CPA, PA billed the Company $5,969 for 2004 and $34,146 for 2003 for the preparation and review of the financial sections of our Form SB-2 registration statements.

         Although it has no formal policies, the Audit Committee generally pre-approves any non-audit services to be performed by the Company's independent auditor, provided that such services are not otherwise prohibited by law.

                                  Other Matters

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                               Voting Requirements

         Under law and pursuant to our bylaws, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

         With regard to the proposal to elect two Class III directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting.

         If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies


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

FOR the election of the director nominees recommended by the Board of Directors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                              Shareholder Proposals

         Any shareholder proposal intended to be presented at the 2006 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than February 1, 2006. Any such proposal must comply in all respects with the rules and regulations of the SEC.

         For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the Company's 2006 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 15, 2006, and advises shareholders in the 2006 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 15, 2006. Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention:
Corporate Secretary.

                          Annual Report on Form 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB preceded this Proxy Statement. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention: Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on May 1, 2005, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                              Available Information

         The company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Company's main office located at 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040.


                                        By Order of the Board of Directors
                                        President and Chief Executive Officer

Cuming, Georgia
May 20, 2005



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
           This Proxy is solicited on behalf of the Board of Directors of
                    CORNERSTONE MINISTRIES INVESTMENTS, INC.

         The undersigned shareholder(s) of Cornerstone Ministries Investments, Inc. a Georgia corporation, hereby appoints Cecil A. Brooks and John T. Ottinger, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Shareholders of Cornerstone Ministries Investments, Inc., to be held on Wednesday, June 22, 2005 at 10:00 a.m. at Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, GA 30040, and at any adjournment or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

      (1) To elect two (2) directors to the Board of Directors, each to serve until the 2008 Annual Meeting of Shareholders and until his successor is elected and qualified:

              [_] FOR all nominees listed below (except as indicated to the contrary below)

              [_]   WITHHOLD authority to vote for all nominees

              Nominees:     Cecil A. Brooks and John T. Ottinger

              Instruction:  To withhold  authority to vote for a nominee,  write
                            the   nominee's   name  in  the   following   space:
                            ___________________________________________________.

      (2) To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

Please date and sign this Proxy exactly as name(s) appears on the mailing label. Unless instructions to the contrary are indicated in the space provided, this Proxy will be voted "FOR" election of the nominees named herein.

NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name of authorized officer. In the case of joint tenants, each joint owner must sign.

Dated:  ___________________________    X _______________________________________

                                       X _______________________________________

                                       Print Name(s): __________________________

                                       _________________________________________


[_]         I plan to attend the Annual Meeting

[_]         I do not plan to attend the Annual Meeting

 Please fax us your proxy at 678-455-1112 and mail it in the enclosed envelope.



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